UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

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YuMe, Inc.
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2

On March 4, 2016, YuMe, Inc. (“YuMe” or the “Company”) issued the following media release:

For Immediate Release

YUME COMMENTS ON VIEX OPPORTUNITIES FUND’S DIRECTOR NOMINATIONS

Redwood City, Calif. – March 4, 2016 – YuMe, Inc. (NYSE: YUME), the global audience technology company powered by data-driven insights and multi-platform expertise, today issued the following statement in response to VIEX Opportunities Fund, LP – Series One’s intention to nominate two candidates for election to YuMe’s Board of Directors at the Company’s 2016 Annual Meeting of Stockholders.

YuMe is open to constructive input from all of our stockholders and we respect the right of stockholders to nominate directors. As a part of our commitment to the highest standards of corporate governance, YuMe continuously evaluates new board candidates to add further depth of relevant industry experience. For example, in 2015 YuMe engaged in a constructive dialogue with its then largest stockholder to evaluate and appoint the stockholder’s board candidate.

The Board of Directors and its Nominating and Governance Committee will evaluate the proposed director nominees based on the criteria set forth in the Charter of the Nominating and Governance Committee, YuMe’s Corporate Governance Guidelines and our 2015 proxy statement, and will make a recommendation in the best interests of all stockholders.

YuMe’s Board and management team are focused on executing our strategic plan and delivering value for all stockholders. As discussed during our fourth quarter conference call, we believe the Company has started 2016 in a strong position to drive long-term growth and additional operating efficiencies and to capitalize on the significant opportunities ahead. YuMe’s Board has demonstrated its ongoing commitment to returning value to stockholders with the authorization of a $10 million share repurchase program, announced in February 2016.

The Company will continue to communicate with its stockholders as appropriate and encourages them to review YuMe's proxy materials for the 2016 Annual Meeting of Stockholders when they become available. At this time, no action is required by YuMe stockholders.

About YuMe

YuMe, Inc. (NYSE: YUME) is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices. Combining data-driven technologies with deep insight into audience behavior, YuMe offers brand advertisers end-to-end marketing software that establishes greater brand resonance with engaged consumers. It is the evolution of brand advertising for an ever-expanding video ecosystem. YuMe is headquartered in Redwood City, CA with European headquarters in London and 17 additional offices worldwide. For more information, visit YuMe.com/pr, follow @YuMeVideo and like YuMe on Facebook. YuMe, YuMe for Publishers and YFP are trademarks of YuMe. All other brands, products or service names are or may be trademarks or service marks of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements, including, but not limited to, statements about our growth strategy, our operating results, market trends, quotations from management, and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on YuMe’s ongoing business operations. These forward-looking statements are subject to risks and uncertainties, assumptions and other factors that could cause actual results and the timing of events to differ materially from future results that are expressed or implied in our forward-looking statements. Factors that could cause or contribute to such differences include competitive trends in a dynamic market, the lack of market acceptance of our product offerings, our history of net losses and limited operating history, which make it difficult to evaluate our prospects, our fluctuating quarterly results of operations, and our dependence on a limited number of customers in a highly competitive industry. These and other risk factors are discussed under “Risk Factors” in YuMe’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 that has been filed with the U.S. Securities and Exchange Commission (“SEC”), and in our future filings and reports with the SEC. The forward-looking statements in this press release are based on information available to YuMe as of the date hereof, and YuMe assumes no obligation to update any forward-looking statements.

Important Additional Information

YuMe intends to file a proxy statement with the SEC (“Proxy Statement”) in connection with the solicitation of proxies for the 2016 Annual Meeting and to use a WHITE proxy card for its solicitation. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in YuMe’s proxy statement for the 2015 Annual Meeting of the Stockholders, filed with the SEC on April 9, 2015. To the extent holdings of such participants in YuMe securities have changed since the amounts described in the 2015 proxy statement, such changes have been reflected on Initial Statement of Beneficial Ownership of Securities (Form 3) or Statements of Changes in Beneficial Ownership (Form 4) filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 10, 2015. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING YUME’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to YuMe, Inc., 1204 Middlefield Road, Redwood City, California, or from YuMe’s website, www.yume.com. In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 or toll-free at 888-750-5834.

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Investor Relations

Gary J. Fuges, CFA

ir@yume.com

650-503-7875

Media Relations

Sard Verbinnen & Co

John Christiansen/Meghan Gavigan, 415-618-8750

jchristiansen@sardverb.com / mgavigan@sardverb.com